Maven

Investor Presentation, September 2019

MAVEN™

Cautionary statements

Regarding forward-looking information

This Document by theMaven, Inc. ("Parent"), which includes information for its wholly owned subsidiaries Maven Coalition, Inc., Maven Media Brands, LLC, HubPages, Inc., Say Media, Inc. and TheStreet, Inc. (collectively "theMaven," "Company" or "we") contains "forward-looking statements," within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning the Company's business strategy, future revenues, market growth, capital requirements, product introductions and expansion plans and the adequacy of the Company's funding. Other statements contained in this Document that are not historical facts are also forward-looking statements. The Company has tried, wherever possible, to identify forward-looking statements by terminology such as "may," "will," "could," "should," "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and other comparable terminology.

The Company cautions investors that any forward-looking statements presented in this Document, or that the Company may make orally or in writing from time to time, are based on the beliefs of, assumptions made by, and information currently available to, the Company. Such statements are based on assumptions, and the actual outcome will be affected by known and unknown risks, trends, uncertainties and factors that are beyond the Company's control or ability to predict. Although the Company believes that its assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, the Company's actual future results can be expected to differ from its expectations, and those differences may be material. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K.

This Document and all subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The Company does not undertake any obligation to release publicly any revisions to its forward-looking statements to reflect events or circumstances after the date of this Document.

This Document shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any state in which such solicitation or sale would be unlawful prior to registration or qualification of these securities under the laws of any such state.

Regarding financial projections

Projections of future financial performance have been prepared by the Company to assist in the evaluation of a potential investment in the Company and are not to be relied upon as an accurate representation of future results. Furthermore, because the pro forma financial information is based upon estimates and assumptions about circumstances and events that have not yet taken place and are subject to variation, there can be no assurance that the projected results will be attained. Predictions and projections as to future events are subject to a high degree of risk and uncertainty. The pro forma financial information should not be regarded as a representation, expressed or implied, by the Company or any person that the results set forth therein will be achieved. Changes in facts underlying the assumptions, among others, may have a material adverse effect upon the Company's business, results of operation and financial condition.

The Company does not intend to update or otherwise revise the projections to reflect circumstances existing after the date of this Document or to reflect the occurrence of unanticipated events even if any or all of the underlying assumptions do not come to fruition. Further, the Company does not intend to update or revise the projections to reflect changes in general economic conditions.

The financial projections were not prepared with a view to comply with published guidelines of the Securities and Exchange Commission or any state securities commission, or the guidelines established by the American Institute of Certified Public Accountants. There can be no assurance that the projections will be realized. It can be expected that actual results will vary from those set forth in the projections, and the variations may be material and adverse.

Prospective investors are cautioned not to place reliance on the projections.

Non-GAAP financial measures

To supplement our financial results prepared under U.S. generally accepted accounting principles, we have used non-GAAP measures including EBITDA. We believe that the use of non-GAAP measures are helpful in understanding our past performance and are intended to aid in evaluating our potential future results. The presentation of non-GAAP measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for financial information prepared or presented in accordance with GAAP.

EBITDA, or earnings before interest, taxes, depreciation, and amortization, is a measure of a company's overall financial performance and is used as an alternative to simple earnings or net income. EBITDA, strips out the cost of capital investments like property, plant, and equipment. We use EBITDA as we believe it is a more precise measure of the company's performance since it is able to show earnings before the influence of accounting and financial deductions.

Opportunity summary

Maven	• Maven is a cloud services platform serving a coalition of independent content publishers and journalists • The company provides a shared services (advertising, distribution, technology) platform to content providers in exchange for a revenue share

History	• The platform has grown through a combination of organic growth and acquired businesses.
	• Launched fall 2017 then acquired and integrated HubPages & Say Media in 2018 to complete the infrastructure build out
	• In Q3 of 2019, the Company completed two flagship brand transactions to further accelerate profitable growth:
	  ○ TheStreet.com to build a network of digital financial channels
	  ○ 100-year license to operate the media assets of Sports Illustrated to convert SI from print to digital and build a network of digital sports channels

Today	• Maven anticipates ending 2019 with ~107m unique monthly visitors, 310 independent content publishers on the platform, $100m in run rate digital revenue, and material profitability forecast in 2020
Growth	• Maven's platform is transformative for media owners • Large immediate growth opportunity from both strategic transactions and organic publisher recruiting
Financing	• The Company is raising $25m of equity capital to properly capitalize the balance sheet to facilitate integration and future growth • Valuation for the raise is at 70 cents a share which equates to a TEV of $220m or 10.9x pro forma adjusted EBITDA and a market cap of $188m (post money)

Maven is a unified cloud platform for independent media brands

Maven is the largest independent digital media platform and coalition of premium independent media brands

With brands such as Sports Illustrated, TheStreet, Maxim, Ski Magazine, and A+E publications like History and Biography, Maven will end 2019 as home to over 310 publishers, and 107m[1] monthly readers

The Maven Coalition offers partners sustainable economics and growth by providing:

- Unified platform and Maven brand: shared infrastructure attracts publishers and sponsors
- Shared publishing platform: unified navigation, improved user experience, and increased organic traffic for publishers
- B2B-facing Maven brand: single point of contact for all advertisers
- Leverage recognized consumer brands: consumers drawn to established and trusted content creators
- Invite only / closed network: superior content, engagement, authenticity; better ad performance
- Dual revenue model (Membership/Advertising): creates predictable, recurring revenue for partners
- Four new shared capabilities acquired with SI and TheStreet
  - Direct sales and mktg team (SI)
  - Video & mktg platform (TST)
  - Scaled subscription platform (TST)
  - NASDAQ-reporting financial team (TST)


Flagship brands to anchor verticals
Category-specific, Independently owned Partner channels
Expert contributors creating deep evergreen content, enabling Maven to own search ranking for the vertical

[1] Projected monthly unique visitors as measured by Google Analytics, and reduced based on estimated cross-site unique user duplication

Led by renowned media + technology executives

James Heckman, Founder/CEO, Director
- Fox Interactive CSO, Yahoo! strategy head, Rivals, Scout and 5-1 Founder/CEO, President NFL Exclusive

Ross Levinsohn, CEO Sports Illustrated
- President Fox Interactive, Yahoo! CEO (interim), GM Fox Sports Digital, CEO Guggenheim Digital Media

Paul Edmondson, President
- Founder/CEO HubPages, Director Mongo Music, MSN Group Product Manager Entertainment

Josh Jacobs, Executive Director
- CEO Accuen, President Omnicom Media Group, Yahoo! VP/GM Ad Platforms

Margaret De Luna, EVP Membership
- President/COO TheStreet, GM MarketWatch (interim)

Doug Smith, Chief Financial Officer
- CFO, Datran Media, Primedia Treasurer, CFO Scout, CFO Ashworth College

Ben Trott, Chief Product Officer
- Say Media Chief Architect/CPO, Six Apart Founder/CTO

Andrew Kraft, Chief Revenue Officer
- VP AppNexus, SVP Collective, VP IAB

Ben Joldersma, Chief Technology Officer
- CTO Scout, CTO 5to1, Google Sr. Software Engineer, Senior Engineer at Yahoo!, Rivals

Bill Sornsin, EVP/GM, Maven Network
- MSN Core Platform GM, Rivals co-founder/CTO, Scout CTO/COO

Maven's corporate development timeline

2017	Maven platform launched, performing content management and monetization services for community-based sites moving off of Facebook	• Maven launched as an alternative platform for publishers leaving Facebook or pivoting from independent to Maven's coalition • 34 publishers • 3m monthly unique visitors [1]
2018	Acquired Say Media and HubPages to expand software platform to support wider range of publisher requirements	• Acquired 2 complementary technology platforms (Tempest and HubPages), bringing technology, scale, and customers • 270 publishers, $5.7m revenue • 79m monthly unique visitors [1]
2019	Acquire SI License and TheStreet.com as vertical brand anchors. Build out Sports, Finance, and News verticals via new publisher partners	• Acquire household brands to anchor and build priority verticals • 310 publishers, estimated $61.5m revenue (including 5 months of TheStreet and 3 months of SI) • 107m monthly unique visitors (estimated)[1]
2020	Develop additional verticals, expand into audio/video content distribution, and grow subscription revenue Added four key platforms from SI and TST	• Grow independent publisher partnerships in new and existing verticals • Targeting 380+ publishers, $160m revenue, and $20m EBITDA • Targeting over 120m monthly unique visitors [1]

[1] Monthly unique visitors as measured by Google Analytics, and reduced based on estimated cross-site unique user duplication

A scaled business in under 3 years



Digital Revenue
Publisher Partners
Monthly U.S. Visitors (millions)
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
Quarterly Digital Revenue
400
300
200
100
0
Partners and Visitors
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19

Digital revenue grown from zero in 2017 to anticipated $100m+ run rate entering 2020

Independent publisher partners operating on Maven platform grown from zero in 2017 to 310 entering 2020

Monthly unique visitors grown from platform launch in Q4-17 to 107m+ entering 2020[1]

[1] Monthly unique visitors as measured by Google Analytics, and reduced based on estimated cross-site unique user duplication

Strategic transactions drive user and revenue growth

Adding household brands creates anchors for new content verticals and accelerates recruiting

Brand transaction opportunities are numerou

Maven's shared tech and cost model with unified scale allow Maven to re-energize iconic independent media brands into profitable, accretive assets on our platform

- There is a glut of major media brands in the market, struggling with technology, costs and revenue. This creates opportunities for Maven to add household brand-quality flagships to anchor 34 vertical content networks we are targeting and growing
- Maven is proactively identifying opportunities, TheStreet and SI, where we can apply our platform and business model to grow profits and category leadership
- Financial structures are flexible (acquisitions, strategic partnerships), but all require migration to Maven tech and Ad platform to anchor independent channels to maximize the scale of the brand

Maven's 4 previous transactions have all driven inflection points in the business, and our team has demonstrated the ability to rapidly integrate new companies and achieve material operating efficiencies



Strategic transactions create business inflection
Revenue
Monthly U.S. Visitors (millions)*
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
125
100
75
50
25
0
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Platform launched
HubPages acquired
SayMedia acquired
TheStreet acquired
SI launch
projected

* Monthly unique visitors as measured by Google Analytics, and reduced based on estimated cross-site unique user duplication

Proven playbook for driving organic growth

Organic growth strategy

2019 focus: build out scaled vertical offerings in Sports, Finance, News/Politics

- Under SI brand, Maven will launch ~200 team/NCAA-specific sites with independent local journalists (83 already launched)
- Under TheStreet brand, Maven will pursue 60 category-specific financial journalist partnerships
- Pursuing anchor brand for News/Politics. Pursuing over 100 journalist partners for news/politics, and will be aggressively building the vertical in advance of the 2020 elections.

Continued improvements in platform, monetization, and visibility of Maven brand (and vertical anchor brands) turn new coalition partnerships into a high-volume growth engine.

Ambition is for Maven's to establish major media scale and status for News, Sports and Finance and to repeat model for 30+ additional verticals.

Sports case study: Acquired SI brand accelerates organic publisher growth

1. New Sports Signings: 49 total sports publishers (across all sports) signed since June 14th
2. Football Signings: 36 new NFL and College Football publishers signed since June 14th
3. Partnerships: Professional and NCAA media leaders engaged
4. Team Channel Traffic Growth: Increase in monthly traffic from July 1-31 to September 1-30:
    a. Users up 510%: 288,898 to 1,763,019
    b. Pageviews up 692%: 729,778 to 5,783,794

Platform operating leverage enables growth with low marginal cost

Shared distribution, ad scale, platform and brand creates operating leverage

Maven platform supports adding hundreds of new publisher partners and corresponding revenue, without scaling operating expenses at the same pace

- Platform represents over ~300 person-years of product and engineering investment, and is now supported by a business and technology platform team of over 150 people, supporting over 300 publishers

The resulting operating leverage means that adding new verticals and publishers is cost effective, grows topline and profit efficiently, and that model benefits compound as the partner base scales over time



New partners drive top line growth with low marginal cost
Revenue (Annualized)
OpEx (Annualized)
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0
400
500
600
700
800
900
1000
Total Publisher Partners on Platform

400-publisher baseline based on Q1-2020 operating plan run rate and publisher revenue and expense averages. Chart demonstrates projected leverage as publishers are added to the platform in the future.

Growing Annual Revenue Per User (ARPU)

ARPU is a key metric that reflects Maven's ability to grow the amount of content that users engage with, improve advertising yields, and convert readers into paying subscribers.

- As Maven adds more publishers to the platform, we see increases in top line audience numbers, as well as repeat visits and time spent metrics for existing users
- Category leadership, brand strength, and salesforce expansion expected to drive higher advertising revenue in 2020
- Subscriptions represent a growing source of revenue (~15% in 2020). Subscriptions are incremental revenue that drive significant lift in ARPU

Maven uses ARPU to measure effectiveness at monetizing our digital audience (ARPU is adjusted to omit print revenue)

- ARPU is defined as the annualized digital revenue in a given quarter, divided by the average number of monthly unique visitors in the quarter

ARPU also serves to benchmark Maven's progress and maturity of monetization efforts, as we can compare our current ARPU to other companies in their evolution

- Maven is projecting a digital ARPU of $1.17 in Q4 2019



Digital Annual Revenue Per User (dARPU)
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
projected

Maven platform business model

Cloud Services Platform for independent media owners and expert journalists

Journalists and media owners need a new deal

The old model for publishers is dead

Traditional publishing has been disrupted by digital media

Legacy infrastructure has prevented most traditional players from making the transition effectively

Media brands and star subject matter experts continue to have a voice recognized by consumers, but struggle to attain marketing effectiveness in a disaggregated environment

Subjected to the near monopoly of Facebook and Google for advertising

Maven provides a solution that unites select media brands and creates economies of scale that capitalize on top-level advertising and marketing opportunities

The new deal via Maven partnership


Operational Savings
Outsource all non-editorial activities to Maven to reduce costs
Advanced Technology
Modern CMS, Video, SEO, social, and advertising platform
Sustainable, profitable operations
Increased Monetization
Sponsorships, programmatic advertising, and premium subscriptions drive higher revenue per user
Traffic Growth
Increased distribution across Maven publishers and automated SEO best practices

The only proven model for media success

The only alternative to open platforms is a curated coalition of quality journalists and publishers

	Twitter / Facebook / YouTube	MAVEN
Quality	Open platform; includes high risk content	Premium publishers; invite only
Scale	Unified go-to-market covers all publishers	Unified go-to-market covers all publishers
Business Growth	Limited free distribution; publishers charged to reach their own followers	Shared distribution at no cost
Efficiency	No technology and operational costs	No technology and operational costs
Economics	No transparency; shifting policy and economics	Transparent, fair revenue partnerships

Maven publisher unified cloud services platform

A comprehensive solution that provides all technology and business services for partners

Technology

- Content Management System
- Site Creation & Branding
- Community Management
- Video Publishing Tools
- Media Embeds: podcast, video, social
- Audience Management + Analytics

Distribution

- Mobile App - CRM + Notifications
- SEO + Social Amplification
- Syndication Partnerships
- Traffic Cooperative

Monetization

- Programmatic Ads
- Memberships
- Native Advertising
- Sponsorships
- Classification + Interest Graph
- Agency Trading Desk / PMP

Independent Publishers

Content + Community Engagement

All coalition partners migrate their businesses to Maven's cloud technology platform

Our model is an engine for continued growth

Organic growth is repeatable and at low marginal cost

Growth driven by efficient coalition member acquisition

- We directly import maven businesses (content + audience) onto our platform, with very low incremental costs per migration
- A leadership team, technology platform, and fair business model to which top journalists are willing to entrust their businesses

Maven model grows traffic rapidly and organically

- Coalition membership is invite only - partners are proven leaders, with existing organic traffic
- Each migration to Maven platform brings an average of hundreds of thousands of new readers to the coalition

Maven model is partnerships with content owners

- Content costs are born by publisher partners, with a revenue share based on the monetization of their content
- The market determines which content areas are relevant - Maven partners with the leaders



Publisher Partners and Monthly Visitors
Publisher Partners
Monthly Visitors (millions)
Publisher Partnes
Monthly Visitors
400
300
200
100
0
125
100
75
50
25
0
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
projected

Building a new digital media leader

Maven's vertical strategy

Maven’s 3-tier publisher partnership model

Brand strength from leading household content brands

Content depth and breadth provided by leading journalists and passionate experts

Created and owned by independent publisher partners

Delivered as stories and channels under an anchor brand structure



Flagships

Household names, national stories, and high production value content

Anchor brands under which category expert channels are structured

Category

Independently owned, niche expertise, local coverage, and breaking news

Community driven channels drive engagement and memberships

Experts

Evergreen content that supercharges SEO

Contributor platform for emerging journalists and niche expertise

Model powers high value, highly engaged, media verticals

	Sports	Finance	News/Politics
Flagships	Sports Illustrated	TheStreet	Actively pursuing anchor brand for News + Politics
Category	Recruiting 200+ team-specific communities 79 NFL/NCAAF already live	Recruiting 100+ expert channels, covering topics like blockchain and retirement 14 already live	Targeting 50+ expert channels covering topics like gun reform and human rights 27 already live
Experts	Over 500,000 historic articles and 60,000 videos	Over 3,600 evergreen articles and 1,000+ active contributors, currently driving over 1.4 million visits a month	Over 2,400 evergreen articles and 700+ active contributors

Maven is actively recruiting Flagships, Category publishers and experts in 30 additional verticals

Sports Illustrated anchors rapidly growing sports vertical

Revitalizing Sports Illustrated

SI digital and print will be fully operated by Maven, and serve as the brand to anchor and organize all maven sports partners

- Maven to convert single digital destination and print-based news cycle to hundreds of sports channels under the SI brand, delivering real-time news

Growth strategy leverages Maven platform model

- Convert print-only subscriptions to hybrid memberships
- Shift coverage from 2-week delay to real time, local breaking news, and big features
- Increase investment in video and audio content
- Leverage independent team channels to grow engagement and create demand for subscriptions
- Use HubPages expert contributors to win at SEO and drive traffic to sports channels on SI platform (Cowboys, fantasy, gambling)


SI.com
200+ team-specific, "Maven" channels
Expert contributors 'own' sports topics on google, driving free traffic to the platform
SI archival content

2019 Sports network development highlights

Sports Illustrated brand opens doors to star talent



Stars: Jim Cramer has launched Bull Market Fantasy to anchor fantasy sports coverage for Maven



Ex-NFL: Signed Eric Dickerson to cover LA Rams, recruiting other former NFL Players to operate Maven team channels

Team site publisher recruiting is rapidly attracting top talent

COWBOYS

Chad Jensen Broncos maven: Revenue immediately exceeding forecast. Former Scout/247 publisher.

Mike Fisher Cowboys maven: Longtime Cowboys insider, adding Maven channel to Dallas radio show

Bill Huber Packers maven: Prolific Packer content provider, producing hundreds of videos/stories for fans since coming onboard, summer of '19. Former Scout/247 Packer publisher.

TheStreet powers a subscription-based financial news vertical

Partnership with Jim Cramer creates proprietary content and TV exposure

Scaling TheStreet.com to become a financial news leader

Maven merged with TheStreet in August 2019, in a transaction valued at $16.5 million

- TheStreet to anchor Maven's strategy to build and grow a leading financial news and information network
- Jim Cramer launched an independent company, and has signed a 3-year deal with Maven to create finance and proprietary fantasy football content
- Established subscription business will generate $20m in recurring revenue in 2019, expanding to more content and additional verticals in 2020
- Team and operations have been merged with Maven, achieving immediate efficiencies through leveraging Maven's platform
- TheStreet is expected to add $30m in revenue to Maven in the first 4 full quarters under Maven management



TheStreet.com
MadMoney.com
100+ category channels
1000+ financial contributors, driving 1.4m unique monthly visits today

Maven's growth strategy

Leveraging Scale

Leverage scale and operating efficiencies to accelerate revenue, profit, and distribution for Maven publisher partners



Accelerated through acquisitions and strategic transactions

Flagship Brands

Accumulate major flagship brand partnerships and launch new verticals that expand our reach

Vertical Content Networks

Complete vertical content networks leveraging the recognition and quality of Flagship brands to create category leading audiences with independent publisher partners

Financials

Pro-forma cap table and valuation base case

Maven anticipates exiting 2020 with a digital revenue base of $117m and uniques of ~120m
Maven has invested in both its tech stack and fixed cost base which will yield incremental margins of 55% on a rapidly increasing top line

PF capitalization post-close ($mm, except per share)	
Sallyport facility[1]	$2.0
Notes[2]	48.7
Cash[3]	(18.0)
Total net debt	$32.7
Shares outstanding[4]	268.2
Price per share	$0.70
Market cap	$187.7
Enterprise value	$220.4

2020E metrics ($mm, except user data)	
Revenue	$160.2
Digital revenue[5]	113.9
EBITDA[6]	20.3
Monthly unique users[7]	120.0

2020E valuation	
EV/Digital revenue	1.9x
EV/Monthly unique users	1.8x

[1] Sallyport facility size of $3.5m, with $2.0m currently outstanding. No other working capital facility.
[2] Notes with 12% interest and 3-year maturity. 50% LFCF sweep if LFCF is greater than $20m in a fiscal year; else 30% LFCF sweep. Assumes $5m of notes outstanding is converted to Series J Preferred.
[3] $18m of $25m cash proceeds will be held on the balance sheet to fund operating working capital
[4] Total shares and warrants issued are 282.2m plus 7.1m for the $5m notes conversion and 35.7m raised for the transaction. At a $0.70 share price, fully diluted share count is adjusted by 56.9m for cashless exercise, representing a combination of warrants and options owned by the management team and ABG. On an unadjusted basis fully diluted shares are 313.4m. See 'maven fully diluted share count slide for dilution across a range of share prices
[5] Digital revenue includes digital advertising, digital subscription, digital sponsorship, and print/digital hybrid
[6] EBITDA derived from "legacy print" assets is expected to be break-even. We believe that Print can be an efficient form of bundled advertising for us and our partners but is not the strategic focus of the Company
[7] Monthly unique visitors as measured by Google Analytics, and reduced based on estimated cross-site unique user duplication

2020 Forecast

($mm)	Pro forma 2020E
Combined Digital Revenue	$113.9
Combined Print Revenue	43.4
Other	2.9
Revenue	$160.2
Cost of Revenue	(85.0)
Gross profit	$75.3
% margin	*47%*
Operating expenses	(55.0)
EBITDA[1]	$20.3
% margin	*13%*
Credit for prepaid SI royalty[2]	$15.0
Capex	($4.2)
Change in working capital	(18.9)
Cash interest[3]	(7.6)
Taxes and Other[4]	(1.8)
Levered FCF	$2.9

[1] EBITDA derived from "legacy print" assets is expected to be break-even. We believe that Print can be an efficient form of bundled advertising for us and our partners but is not the strategic focus of the Company

[2] Prepaid SI royalty will be depleted by end of Q3 2022

[3] Change in working capital is primarily attributable to initial funding of SI's working capital, non-recurring in nature. The business does not burn working capital on an ongoing basis.

[4] Assumes $51m of debt. 12% interest with 3-year maturity. 50% LFCF sweep if LFCF is greater than $20m in a fiscal year; else 30% LFCF sweep.

[5] Other includes transaction and other one-time expenses

ABG / Sports Illustrated license

Maven holds an exclusive 100-year license from Authentic Brands Group ("ABG") to operate the Sports Illustrated digital and print media business

- License commences from launch of Sports Illustrated on Maven's technology platform (Q4 2019 planned)

Maven will pay ABG a royalty on revenues from the Sports Illustrated business, with an annual minimum of $15 million

- First three years' minimum royalties have been prepaid by Maven ($45 million)

ABG will operate non-media Sports Illustrated business lines, including gambling, and will pay Maven royalties on revenues it receives

Maven and ABG will cooperate closely in all Sports Illustrated operations and initiatives


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